Exhibit 99.1

Contact:
Randy Gottfried, Chief Financial Officer	Chris Danne
ir@riverbed.com	chris@blueshirtgroup.com
Riverbed Technology, Inc.	The Blueshirt Group
415-247-6397	415-217-7722

Riverbed Technology, Inc. Reports

Third Quarter 2007 Financial Results

Quarterly Revenues Increase by 157% Year-Over-Year to $63.3 Million

Cumulative Customer Count Now Exceeds 3,000

San Francisco, CA, October 23, 2007 – Riverbed Technology, Inc. (Nasdaq: RVBD), the technology and market leader in wide-area data services (WDS), today released financial results for the third quarter ended September 30, 2007.

Revenues for the third quarter of 2007 were $63.3 million, which represents an increase of 157% from the third quarter of last year. Riverbed® posted GAAP net income of $2.8 million, or $0.04 per diluted share, compared to a net loss of $3.1 million, or a loss of $0.16 per share, in the third quarter of 2006. Riverbed’s third quarter of 2007 GAAP results included $9.7 million of stock-based compensation expenses and stock-based payroll taxes.

Excluding the impact of stock-based compensation and related payroll taxes in all periods, the non-GAAP net income for the third quarter of 2007 was $12.4 million, or $0.17 per diluted share, compared to a non-GAAP net loss of $1.0 million, or $0.02 per share, in the third quarter of 2006.

“Strong broad-based demand led to another record quarter with year-over-year revenue growth of 157%,” noted Jerry Kennelly, Riverbed president and chief executive officer. “Our leadership position in the WDS market is clearly evident in our rapid revenue growth and our high rate of new customer acquisition. Our cumulative customers now total more than 3,000, including over 100 of the Fortune 500. This week, we further added to our competitive differentiation with the announcement of RiOSTM 4.1, which delivers enhanced speed, scalability and security. We are also pleased with the initial reception to our Steelhead Mobile product which we introduced at the end of the third quarter. Riverbed has the most comprehensive WDS solution addressing the needs of mobile workers, remote offices and data centers. Many potential customers have cited Steelhead Mobile as another key differentiator for Riverbed.”

“GAAP gross margins improved from 69.7% in the June quarter to a record 71.3% in the third quarter. This improvement, combined with our rapid revenue growth, led to record non-GAAP net income despite a higher tax rate and even as we rapidly added personnel and invested in our infrastructure to facilitate anticipated future growth. Over the coming year, we will continue to invest in our technology, sales, marketing and infrastructure to capitalize on what we believe is a tremendous market opportunity,” said Randy Gottfried, Riverbed chief financial officer.

Conference Call Information

Riverbed will host a conference call for analysts and investors to discuss its third quarter results today at 5:30 p.m. Eastern Time (2:30 p.m. Pacific Time). A live webcast of the conference call will also be accessible from the “Investor Relations” section of the company’s website at www.riverbed.com. Following the webcast, an archived version will be available on the website for 30 days. To hear the replay, parties in the United States and Canada should call 800-405-2236 and enter passcode 11098947. International parties can access the replay at 303-590-3000 and should enter passcode 11098947.

About Riverbed

Riverbed Technology is the technology and market leader in wide-area data services (WDS) solutions for companies worldwide. By enabling application performance over the wide area network (WAN) that is orders of magnitude faster than what users experience today, Riverbed is changing the way people work, and enabling a distributed workforce that can collaborate as if they were local. Additional information about Riverbed (Nasdaq: RVBD) is available at www.riverbed.com.

Forward Looking Statements

This press release contains forward-looking statements, including statements relating to the expected demand for Riverbed’s products and services, the growth prospects of the WDS market, and statements relating to Riverbed’s ability to meet the needs of distributed organizations, grow market share or grow the market as a whole. These forward-looking statements involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs or develop new or enhanced products to meet those needs; the adoption rate of our products; our ability to establish and maintain successful relationships with our distribution partners; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; general political, economic and market conditions and events; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact Riverbed’s business are set forth in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2007 filed with the SEC on July 30, 2007, as well as subsequent reports filed with the SEC. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements. Any future product, feature or related specification that may be referenced in this release are for information purposes only and are not commitments to deliver any technology or enhancement. Riverbed reserves the right to modify future product plans at any time.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons why management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled “Use of Non-GAAP Financial Information” as well as the related tables that follow it. We anticipate disclosing forward-looking non-GAAP financial information in our conference call to discuss our third quarter results, including an estimate of non-GAAP earnings for 2007 that excludes stock-based compensation expenses related to employee stock options, purchases of common stock under our Employee Stock Purchase Plan, and related payroll taxes. We cannot readily estimate these expenses because they depend on such factors as our future stock price for purposes of computing such expenses.

A copy of this press release can be found on the investor relations page of Riverbed’s website at www.riverbed.com.

Riverbed Technology, Riverbed, Steelhead, RiOS, Interceptor, and the Riverbed logo are trademarks or registered trademarks of Riverbed Technology, Inc. All other trademarks used or mentioned herein belong to their respective owners.

Riverbed Technology, Inc.

GAAP Condensed Consolidated Statements of Operations

In thousands, except per share amounts

Unaudited

	Three months ended September 30		Nine months ended September 30
	2007	2006	2007	2006
Revenue:
Product	$50,847	$19,303	$127,876	$44,169
Support and services	10,460	3,595	25,772	7,385
Ratable product and related support and services	2,003	1,720	6,448	4,828

Total revenue	63,310	24,618	160,096	56,382

Cost of revenue:
Cost of product	13,533	6,211	35,542	14,576
Cost of support and services	3,994	1,304	9,697	2,851
Cost of ratable product and related support and services	613	390	1,813	1,446

Total cost of revenue	18,140	7,905	47,052	18,873

Gross profit	45,170	16,713	113,044	37,509

Operating expenses:
Sales and marketing	25,139	12,181	63,035	31,768
Research and development	10,890	4,930	27,384	12,712
General and administrative	7,177	2,347	16,814	6,014

Total operating expenses	43,206	19,458	107,233	50,494

Operating income (loss)	1,964	(2,745)	5,811	(12,985)
Other income (expense) net	2,754	(275)	7,028	(294)

Income (loss) before provision for income taxes	4,718	(3,020)	12,839	(13,279)
Provision for income taxes	1,950	77	2,868	155

Net income (loss)	$2,768	$(3,097)	$9,971	$(13,434)

Net income (loss) per share, basic	$0.04	$(0.16)	$0.15	$(0.91)
Net income (loss) per share, diluted	$0.04	$(0.16)	$0.14	$(0.91)

Shares used in computing basic net income (loss) per share	69,069	19,034	67,397	14,705
Shares used in computing diluted net income (loss) per share	74,360	19,034	72,934	14,705

Stock-based compensation expense included in above:
Cost of product	$27	$—	$68	$—
Cost of support and services	806	93	1,798	198
Sales and marketing	4,455	1,055	10,741	2,189
Research and development	2,511	551	5,958	1,178
General and administrative	1,564	381	3,614	867

Total stock-based compensation expense	$9,363	$2,080	$22,179	$4,432

Riverbed Technology, Inc.

GAAP to Non-GAAP Reconciliation

In thousands, except per share amounts

Unaudited

	Three months ended September 30, 2007			Nine months ended September 30, 2007
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Reconciliation of gross profit
Total revenue	$63,310	$—	$63,310	$160,096	$—	$160,096
Total cost of revenue	18,140	(834)	17,306	47,052	(1,868)	45,184

Gross profit	$45,170	$834	$46,004	$113,044	$1,868	$114,912

Reconciliation of operating expenses:
Sales and marketing	$25,139	$(4,621)	$20,518	$63,035	$(11,052)	$51,983
Research and development	10,890	(2,610)	8,280	27,384	(6,144)	21,240
General and administrative	7,177	(1,608)	5,569	16,814	(3,711)	13,103

Total operating expenses	$43,206	$(8,839)	$34,367	$107,233	$(20,907)	$86,326

Reconciliation of operating income, net income and net income per share:
Operating income	$1,964	$9,673	$11,637	$5,811	$22,775	$28,586
Net income	$2,768	$9,673	$12,441	$9,971	$22,775	$32,746
Net income per share, basic	$0.04		$0.18	$0.15		$0.49
Net income per share, diluted	$0.04		$0.17	$0.14		$0.45

Shares used in computing basic net income per share	69,069		69,069	67,397		67,397
Shares used in computing diluted net income per share	74,360		74,360	72,934		72,934

Reconciliation of GAAP to Non-GAAP Adjustments:	Stock based compensation expense (a)	Payroll Tax on Stock Option Exercises	Total	Stock based compensation expense (a)	Payroll Tax on Stock Option Exercises	Total
Cost of revenue	$833	$1	$834	$1,866	$2	$1,868
Sales and marketing	4,455	166	4,621	10,741	311	$11,052
Research and development	2,511	99	2,610	5,958	186	$6,144
General and administrative	1,564	44	1,608	3,614	97	$3,711

	$9,363	$310	$9,673	$22,179	$596	$22,775

Use of Non-GAAP Financial Information:

To supplement our condensed consolidated financial statements presented on a GAAP basis, Riverbed uses non-GAAP measures of operating results, net income and net income per share, which are adjusted to exclude stock-based compensation expense and payroll tax expense related to stock option exercises, and to include dilutive shares where applicable. We believe these adjustments are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Riverbed's underlying operating results and trends and our marketplace performance. The non-GAAP results are an indication of our baseline performance that are considered by management for purpose of making operational decisions. In addition, these adjusted non-GAAP results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or basic and diluted net income per share prepared in accordance with generally accepted accounting principles in the United States. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.

(a)	Stock-based compensation is a non-cash expense accounted for in accordance with the intrinsic value method under Accounting Principles Board No. 25 through December 31, 2005 and with the fair value recognition provisions of Statement of Financial Accounting Standards No. 123(R) effective January 1, 2006. While a large component of our expense, we believe investors want to exclude the effects of stock-based compensation expense and payroll taxes related to stock option exercises in order to compare our financial performance with that of other companies and between time periods.

Riverbed Technology, Inc.

GAAP to Non-GAAP Reconciliation

In thousands, except per share amounts

Unaudited

	Three months ended September 30, 2006			Nine months ended September 30, 2006
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Reconciliation of gross profit:
Total revenue	$24,618	$—	$24,618	$56,382	$—	$56,382
Total cost of revenue	7,905	(93)	7,812	18,873	(198)	18,675

Gross profit	$16,713	$93	$16,806	$37,509	$198	$37,707

Reconciliation of operating expenses:
Sales and marketing	$12,181	$(1,055)	$11,126	$31,768	$(2,189)	$29,579
Research and development	4,930	(551)	4,379	12,712	(1,178)	11,534
General and administrative	2,347	(381)	1,966	6,014	(867)	5,147

Total operating expenses	$19,458	$(1,987)	$17,471	$50,494	$(4,234)	$46,260

Reconciliation of operating loss, net loss and net loss per share:
Operating loss	$(2,745)	$2,080	$(665)	$(12,985)	$4,432	$(8,553)
Net loss	$(3,097)	$2,080	$(1,017)	$(13,434)	$4,432	$(9,002)
Net loss per share, basic and diluted	$(0.16)		$(0.02)	$(0.91)		$(0.17)
Shares used in computing basic and diluted net loss per share	19,034	35,060 (a)	54,094	14,705	37,413 (a)	52,118

Reconciliation of GAAP to Non-GAAP Adjustments:	Stock based compensation expense (b)	Payroll Tax on Stock Option Exercises (c)	Total	Stock based compensation expense (b)	Payroll Tax on Stock Option Exercises (c)	Total
Cost of revenue	$93	$—	$93	$198	$—	$198
Sales and marketing	1,055	—	1,055	2,189	—	2,189
Research and development	551	—	551	1,178	—	1,178
General and administrative	381	—	381	867	—	867

	$2,080	$—	$2,080	$4,432	$—	$4,432

(a)	Represents common shares from the conversion of convertible preferred shares as if the shares were converted as of the later of their issuance or the beginning of the applicable period. Convertible preferred shares were converted into common shares as of September 20, 2006, the effective date of our IPO. We believe investors want to give effect to the conversion for prior periods in order to compare our financial performance with that of other companies and between time periods.
(b)	Stock-based compensation is a non-cash expense accounted for in accordance with the intrinsic value method under Accounting Principles Board No. 25 through December 31, 2005 and with the fair value recognition provisions of Statement of Financial Accounting Standards No. 123(R) effective January 1, 2006. While a large component of our expense, we believe investors want to exclude the effects of stock-based compensation expense and payroll taxes related to stock option exercises in order to compare our financial performance with that of other companies and between time periods.
(c)	No payroll tax expense related to employee stock option exercises was incurred during 2006.

Riverbed Technology, Inc.

Condensed Consolidated Balance Sheets

In thousands

	September 30, 2007	December 31, 2006
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$169,345	$105,330
Marketable securities	62,192	3,999
Trade receivables, net	37,604	18,148
Other receivables	779	118
Inventory	9,946	7,452
Prepaid expenses and other current assets	4,418	5,438

Total current assets	284,284	140,485

Fixed assets, net	12,498	7,718
Other assets	5,727	2,566

Total assets	$302,509	$150,769

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$15,540	$11,113
Accrued compensation and related benefits	11,940	8,285
Other accrued liabilities	10,828	2,931
Deferred revenue	22,502	16,837

Total current liabilities	60,810	39,166

Deferred revenue non-current	5,182	2,245
Other long-term liabilities	257	378

Total long-term liabilities	5,439	2,623

Stockholders' equity:
Common stock and additional paid-in-capital	277,389	162,033
Deferred stock-based compensation	(3,862)	(5,704)
Accumulated deficit	(37,362)	(47,333)
Accumulated other comprehensive income (loss)	95	(16)

Total stockholders' equity	236,260	108,980

Total liabilities and stockholders’ equity	$302,509	$150,769

Riverbed Technology, Inc.

Condensed Consolidated Statements of Cash Flows

In thousands

Unaudited

	Nine months ended September 30,
	2007	2006
Operating activities:
Net income (loss)	$9,971	$(13,434)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	3,418	1,261
Stock-based compensation	22,179	4,432
Revaluation and amortization of warrants	—	658
Provision of trade receivable allowances	243	271
Changes in operating assets and liabilities
(Increase) in trade receivables	(19,888)	(6,235)
(Increase) in inventory	(4,459)	(3,305)
(Increase) in prepaid expenses and other assets	(174)	(2,438)
Increase in accounts payable and other current liabilities	12,139	5,549
Increase in income taxes payable	2,645	123
Increase in deferred revenue	9,051	9,483

Net cash provided by (used in) operating activities	35,125	(3,635)

Investing activities:
Capital expenditures	(5,707)	(3,690)
Purchase of available for sale securities, net of maturities	(58,152)	—
Increase in other assets	(2,100)	(1,400)

Net cash used in investing activities	(65,959)	(5,090)
Financing activities:
Proceeds from issuance of convertible preferred stock, net of issuance costs	—	19,915
Proceeds from public offerings, net of issuance costs	87,681	87,412
Proceeds from issuance of common stock, net of repurchases	7,094	167
Payments of debt	—	(938)

Net cash provided by financing activities	94,775	106,556
Effect of exchange rate changes on cash and cash equivalents	74	19

Net increase in cash and cash equivalents	64,015	97,850
Cash and cash equivalents at beginning of period	105,330	10,410

Cash and cash equivalents at end of period	$169,345	$108,260